UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2006



                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)



         New York                   1-14761                      13-4007862
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

     One Corporate Center, Rye, NY                                 10580
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On January 27, 2006, GAMCO Investors, Inc. (the "Company") issued a press release setting forth the Company's fourth-quarter and full year 2005 earnings. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99  Company's Press Release dated January 27, 2006.

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GAMCO Investors, Inc.

                                                By: /s/ Michael R. Anastasio Jr.
                                                    ----------------------------
                                                        Michael R. Anastasio Jr.
                                                        Chief Financial Officer


Date: January 27, 2006